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                                                                ARTHUR ANDERSEN

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65187 for Servus Life Insurance Company Separate Account One on Form N-4.

                                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
December 26, 2000